Execution Version

SECOND AMENDMENT
TO
EXIT CREDIT AGREEMENT
dated as of
March 31, 2017
among
GOODRICH PETROLEUM CORPORATION,
as Parent Guarantor,
GOODRICH PETROLEUM COMPANY, L.L.C.,
as Borrower,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent,
and
The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,
as Sole Lead Arranger and Sole Bookrunner

1

SECOND AMENDMENT TO EXIT CREDIT AGREEMENT
THIS SECOND AMENDMENT TO EXIT CREDIT AGREEMENT (this “Amendment”), dated as of March 31, 2017 is among GOODRICH PETROLEUM CORPORATION, a Delaware corporation (the “Parent Guarantor”); GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (the “Borrower”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement (collectively, the “Lenders”); and the Lenders party hereto.
R E C I T A L S
A.    The Parent Guarantor, the Borrower, the Administrative Agent and the Lenders are parties to that certain Exit Credit Agreement dated as of October 12, 2016 (as amended by that certain First Amendment and Consent to Exit Credit Agreement dated as of December 22, 2016 and as the same may be further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrower.
B.    The Borrower has requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement as more fully described herein.
C.    The Administrative Agent and the Lenders have agreed to such amendments subject to the terms and conditions set forth herein.
D.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all article and section references in this Amendment refer to articles and sections of the Credit Agreement.
Section 2.    Amendment to Credit Agreement. Effective as of the Amendment Closing Date:
(a)    Section 9.12(i) of the Credit Agreement is amended in its entirety to the following:
“ (i) the sale or other disposition (including Casualty Events) of any Oil and Gas Property or any interest therein or any Subsidiary owning Oil and Gas Properties; provided that (i) 100% of the consideration received in respect of such sale or other disposition shall be cash; provided, however, that the consideration received in respect of any sale or other disposition of undeveloped Haynesville Specified Real Properties may be other Oil and Gas Properties, which shall be equivalent on a net revenue interest acre basis and limited to other undeveloped Haynesville Specified Real Properties to facilitate future development of the field(s), and which will subsequently be mortgaged in accordance with Section 8.19; (ii) the consideration received in respect of such sale or other disposition shall be equal to or greater than the fair market value of the Oil and Gas Property, interest therein or Subsidiary subject of such sale or other disposition (as reasonably determined by the board of directors of the Parent Guarantor and, if requested by the Administrative Agent, the Parent Guarantor shall deliver a certificate of a Responsible Officer certifying to that effect) and (iii) if any such sale or other disposition is of a Subsidiary owning Oil and Gas Properties, such sale or other disposition shall include all the Equity Interests of such Subsidiary; and”.
Section 3.    Conditions Precedent. This Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived by the Majority Lenders) (the “Amendment Closing Date”):
(a)    The Administrative Agent shall have received from each of the Lenders, the Borrower and the Parent Guarantor, counterparts (in such number as may be requested by Administrative Agent) of this Amendment signed on behalf of such Persons.
(b)    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses (including, without limitation, the fees and expenses of counsel to the Administrative Agent) required to be reimbursed or paid by the Borrower under the Credit Agreement.
(c)    The Administrative Agent shall have received such documents as the Administrative Agent or special counsel to Administrative Agent may reasonably request.
(d)    Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Amendment Closing Date, except to the extent such representations and warranties expressly related to any earlier date.
(e)    No Default or Event of Default has occurred and is then continuing.
The Administrative Agent is hereby authorized and directed to declare this Amendment to be closed when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 4.    Credit Agreement; No Further Modification. As a condition to the occurrence and continuation of the amendment provided herein by the Administrative Agent and the Lenders, the Borrower and the Parent Guarantor hereby agree to continue to be bound by, and comply with, the terms and conditions of the Credit Agreement at all times and in all respects.

Except as specifically provided herein, all terms, conditions and covenants contained in the Credit Agreement, and all rights of the Administrative Agent and the Lenders with respect thereto, shall remain in full force and effect.
Section 5.    Representations and Warranties. As of the date hereof, each of the Borrower and the Parent Guarantor represents and warrants to the Administrative Agent and each of the Lenders that:
(a)    The execution, delivery and performance of this Amendment by each of the Borrower and the Parent Guarantor are within such Person’s powers and have been duly authorized by all necessary action on the part of such Person. This Amendment has been duly executed and delivered by each of the Borrower and the Parent Guarantor and constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The execution, delivery and performance of this Amendment by each of the Borrower and the Parent Guarantor (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority or any other third Person (including shareholders or any class of directors, whether interested or disinterested, of the Borrower or any other Person), nor is any such consent, approval, registration, filing or other action necessary for the consummation of the transactions contemplated thereby, except (A) such as have been obtained or made and are in full force and effect, (B) the recording and filing of the Security Instruments as required by the Credit Agreement, (C) those third party approvals or consents which, if not made or obtained, would not cause a Default under the Credit Agreement, could not reasonably be expected to have a Material Adverse Effect or do not have an adverse effect on the enforceability of the Loan Documents and (D) the filing of any document with the SEC, (ii) will not violate any applicable law or regulation in any material respect or the charter, by-laws or other organizational documents of the Parent Guarantor or the Borrower or any order of any Governmental Authority, (iii) will not violate or result in a default under any material agreement or other instrument binding upon the Parent Guarantor or the Borrower or its Properties, or give rise to a right thereunder to require any payment to be made by the Parent Guarantor or the Borrower and (iv) will not result in the creation or imposition of any Lien on any Property of the Parent Guarantor or the Borrower (other than the Liens created by the Loan Documents).
(c)    Each of the representations and warranties contained in the Credit Agreement and the other Loan Documents is true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the date hereof, except to the extent such representations and warranties expressly related to any earlier date.
(d)    No Default or Event of Default has occurred or is continuing or would reasonably be expected to result after giving effect to this Amendment or any other transaction contemplated hereby.

Section 6.    Ratification of Liability. The Borrower and the Parent Guarantor, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of such Loan Documents to which it is a party, and ratify and reaffirm their grants of liens on or security interests in their properties pursuant to such Loan Documents to which they are a party, respectively, as security for the obligations under the Loan Documents, and each such Person hereby confirms and agrees that such liens and security interests hereafter secure all of the obligations under the Loan Documents.
Section 7.    Reference to and Effect upon the Credit Agreement.
(a)    Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and other Loan Documents, and all rights of the Administrative Agent and the Lenders and all of the obligations under the Loan Documents, shall remain in full force and effect. The Borrower and the Parent Guarantor hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that neither the Borrower nor the Parent Guarantor has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the obligations under the Loan Documents, the Credit Agreement or any other Loan Document.
(b)    Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not directly or indirectly (i) constitute a consent or waiver of the provisions of the Credit Agreement or any other Loan Documents nor constitute a novation of any of the obligations under the Loan Documents under the Credit Agreement or other Loan Documents or (ii) constitute a course of dealing or other basis for altering any obligations under the Loan Documents or any other contract or instrument. Except as expressly set forth herein, the Administrative Agent and each Lender reserves all of its rights, powers, and remedies under the Credit Agreement, the other Loan Documents and applicable law.
(c)    From and after the Amendment Closing Date, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement, as modified hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.
(d)    This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.
Section 8.    Release. The Borrower and the Parent Guarantor, in consideration of the Administrative Agent’s and the Lenders’ execution and delivery of this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, the Parent Guarantor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Amendment Closing Date relating to the Loan Documents, this Amendment and/or the transactions contemplated thereby or hereby. The foregoing release shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of the Credit Agreement, this Amendment, any other Loan Document or any provision hereof or thereof.
Section 9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 10.    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
Section 11.    GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
(SIGNATURES BEGIN NEXT PAGE)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.
BORROWER:    GOODRICH PETROLEUM COMPANY, L.L.C.

By: /s/Michael J. Killelea

Name:	Michael J. Killelea
Title: Executive Vice President, General Counsel and Corporate Secretary

PARENT GUARANTOR:    GOODRICH PETROLEUM CORPORATION

By: /s/Michael J. Killelea

Name:	Michael J. Killelea
Title: Executive Vice President, General Counsel and Corporate Secretary

Signature Page to Second Amendment to Exit Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

By: /s/Stephanie Harrell
Name:    Stephanie Harrell
Title: Vice President

Signature Page to Second Amendment to Exit Credit Agreement

LENDER:	BANK OF MONTREAL, as a Lender

By:
Name:
Title:

Signature Page to Second Amendment to Exit Credit Agreement

LENDER:	COMPASS BANK, as a Lender

By: /s/Rachel Festervand
Name:    Rachel Festervand
Title: Sr. Vice President

Signature Page to Second Amendment to Exit Credit Agreement

LENDER:	JPMORGAN CHASE. BANK, N.A., as a Lender

By: /s/Trey Lewis
Name:    Trey Lewis
Title: Authorized Officer

Signature Page to Second Amendment to Exit Credit Agreement

LENDER:	BANK OF AMERICA, N.A., as a Lender

By: /s/Tyler D. Levings
Name:    Tyler D. Levings
Title: Director

Signature Page to Second Amendment to Exit Credit Agreement

LENDER:	ROYAL BANK OF CANADA, as a Lender

By: /s/Leslie P. Vowell
Name:    Leslie P. Vowell
Title: Attorney-in-Fact

Signature Page to Second Amendment to Exit Credit Agreement

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

By: /s/Marc Graham
Name:    Marc Graham
Title: Director

Signature Page to Second Amendment to Exit Credit Agreement